NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

Supplement dated June 11, 2014
to the Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund

On June 11, 2014, the Board of Trustees of Nationwide Mutual Funds (“Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved Plans of Reorganization between (1) the Nationwide Enhanced Income Fund (“Enhanced Income Fund”) and the Nationwide HighMark Short Term Bond Fund (“Short Term Bond Fund”),  and between (2) the Nationwide Short Duration Bond Fund (“Short Duration Bond Fund”) and the Short Term Bond Fund, each a series of the Trust, pursuant to which the Enhanced Income Fund and Short Duration Bond Fund would be merged into the Short Term Bond Fund (“Merger”).  The Merger of the Enhanced Income Fund into the Short Term Bond Fund is subject to the approval of the Enhanced Income Fund’s shareholders.  Shareholders of the Short Duration Bond Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Short Term Bond Fund will be provided in proxy materials or an information statement, as applicable, that will be delivered to the Enhanced Income Fund’s and Short Duration Bond Fund’s respective shareholders.

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